Exhibit 99.3
3Q’23 Earnings Presentation

Forward Looking Statements 2 Certain statements and information in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding (i) our expectations about our intrinsic value or our prospects for growth and value creation and (ii) our financial outlook, position, strategies, goals, and expectations. Terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “predict,” “project,” “scheduled,” “should,” “would,” and similar expressions and the negatives of such terms are intended to identify forward-looking statements. These statements are based on management’s beliefs, assumptions, and expectations based on currently available information, are not guarantees of future performance, and involve certain risks and uncertainties (some of which are beyond our control). Although we believe that the expectations reflected in these forward-looking statements are reasonable as and when made, we cannot provide assurance that our expectations will prove to be correct. Actual outcomes and results could materially differ from what is expressed, implied, or forecasted in these statements due to a number of factors, including, but not limited to: unfavorable terms of, or the inability to reach agreement on, future collective bargaining agreements or a workforce stoppage by our employees covered under ABF Freight’s collective bargaining agreement; the effects of a widespread outbreak of an illness or disease, including the COVID-19 pandemic, or any other public health crisis, as well as regulatory measures implemented in response to such events; external events which may adversely affect us or the third parties who provide services for us, for which our business continuity plans may not adequately prepare us, including, but not limited to, acts of war or terrorism, or military conflicts; data privacy breaches, cybersecurity incidents, and/or failures of our information systems, including disruptions or failures of services essential to our operations or upon which our information technology platforms rely; interruption or failure of third-party software or information technology systems or licenses; untimely or ineffective development and implementation of, or failure to realize the potential benefits associated with, new or enhanced technology or processes, including the pilot test program at ABF Freight and our investments in human-centered remote operation software; the loss or reduction of business from large customers; the timing and performance of growth initiatives and the ability to manage our cost structure; the cost, integration, and performance of any recent or future acquisitions, including the acquisition of MoLo Solutions, LLC, and the inability to realize the anticipated benefits of the acquisition within the expected time period or at all; maintaining our corporate reputation and intellectual property rights; nationwide or global disruption in the supply chain resulting in increased volatility in freight volumes; competitive initiatives and pricing pressures; increased prices for and decreased availability of new revenue equipment, decreases in value of used revenue equipment, and higher costs of equipment-related operating expenses such as maintenance, fuel, and related taxes; availability of fuel, the effect of volatility in fuel prices and the associated changes in fuel surcharges on securing increases in base freight rates, and the inability to collect fuel surcharges; relationships with employees, including unions, and our ability to attract, retain, and upskill employees; union employee wages and benefits, including changes in required contributions to multiemployer plans; availability and cost of reliable third-party services; our ability to secure independent owner operators and/or operational or regulatory issues related to our use of their services; litigation or claims asserted against us; governmental regulations; environmental laws and regulations, including emissions-control regulations; default on covenants of financing arrangements and the availability and terms of future financing arrangements; our ability to generate sufficient cash from operations to support significant ongoing capital expenditure requirements and other business initiatives; self-insurance claims and insurance premium costs; potential impairment of goodwill and intangible assets; general economic conditions and related shifts in market demand that impact the performance and needs of industries we serve and/or limit our customers’ access to adequate financial resources; increasing costs due to inflation and rising interest rates; seasonal fluctuations, adverse weather conditions, natural disasters, and climate change; and other financial, operational, and legal risks and uncertainties detailed from time to time in ArcBest Corporation’s public filings with the Securities and Exchange Commission (“SEC”). For additional information regarding known material factors that could cause our actual results to differ from those expressed in these forward-looking statements, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.

THIRD QUARTER HIGHLIGHTS 3 • Weak demand persists overall • LTL market positively impacted by Yellow’s bankruptcy and rapid reduction in LTL capacity • ArcBest positively impacted by this disruption – positioned to quickly respond, increasing business among core customers across ABF and managed solutions • Implemented in-quarter cost reduction actions including Asset-Based purchased transportation, cartage and rented equipment expenses • Balance sheet remains strong with continued investment in facilities, people and technology $1.1B 9% per day decrease YoY $74.7M 43% decrease YoY 16% Increase QoQ(2) 400 bps Improvement QoQ (2) 1) See non-GAAP reconciliation in the “Reconciliations of GAAP to Non-GAAP Financial Measures” section of this presentation. 2) Quarter-over-quarter (QoQ) comparisons are third quarter 2023 to second quarter 2023. Total Revenues from continuing operations Non-GAAP (1) Operating Income from continuing operations Asset-Based Rev/Cwt Non-GAAP(1) Asset-Based Operating Ratio

# STRENGTH OF OUR CUSTOMER-FOCUSED STRATEGY

| Customer Need | Our Strength | Strength in Action |
|---|---|---|
| Flexible supply chain solutions | Broad suite of logistics solutions with integrated and seamless access to services | >90% of our Top 50 customers are cross-sold<br>33% of our accounts were cross-sold (FY 2022) compared to 17% in 2012<br>>60% of our asset-light customers also use ABF |
| Someone who knows them and their business | Dedicated experts to tackle tough challenges | Highly experienced sales force with subject matter experts in transportation modes and industries<br>Earned five Quest for Quality awards by readers of Logistics Management in categories including National LTL Carriers, 3PL Transportation Management and Expedited Motor Carriers |
| Visibility into their supply chain | Proactive communications | >75% of revenue comes from customers who are engaged digitally |
| Commitment to sustainability and advancing DE&I | Long history of good corporate citizenship and industry-leading ESG | • Named a 2023 Forbes "Best-in-State Employer" for the 4th consecutive year – and ranked the #1 transportation and logistics employer in Arkansas<br>• Named to Comparably's "Best CEOs for Women"<br>• Recruiting neurodiverse talent through partnership with Integrate<br>• Launched new Employee Resource Groups<br>• AA MSCI rating<br>• Bronze EcoVadis rating<br>• 12-time Inbound Logistics Green Supply Chain Partner (G75)<br>• Piloting electric trucks and use of solar panels |

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SOLID PERFORMANCE ENABLES INVESTMENT FOR GROWTH 5 INVESTMENT IN: People Solutions Technology Future Growth AI Fuels Efficiency City Route Optimization is delivering significant operating income benefits and improving sustainability Facility Upgrades & Expansions Facility and equipment investments increase capacity, enable growth and improve employee experience Adding new customers and growing shipments while being recognized for award-winning service Truckload Solutions Technology & Innovation Launched innovative Vaux Freight Movement System to customers

$1.1B Revenue From Continuing Operations -9% per day $74.7M Non-GAAP Operating Income From Continuing Operations (2) -43% $2.31/diluted share Non-GAAP Net Income From Continuing Operations (2) -39% Key Metrics Q3 2023(1) 6 ARCBEST CONSOLIDATED 1) Third quarter 2023 comparisons are to third quarter 2022. 2) See non-GAAP reconciliation in the Additional Information section of this presentation. SOLID FINANCIAL POSITION TTM EBITDA(2) $365M Liquidity $581M Net Cash $98M

$741M Revenue -4% per day $82.8M Non-GAAP Operating Income(2) -29% 88.8% Non-GAAP Operating Ratio (2) 350 bps deterioration Daily Tonnage - 6.3% Daily Shipments + 1.5% Total Billed Rev/Cwt + 1.9% 4.0% Average Increase on Contract Renewals and Deferred Pricing Agreements Q3 2023(1) 7 Key Metrics ASSET-BASED 1) Third quarter 2023 comparisons are to third quarter 2022. 2) See non-GAAP reconciliation in the Additional Information section of this presentation. +16.1% from 2Q’23 400 bps improvement from 2Q’23

Key Metrics OCTOBER 2023 8 Daily Billed Revenue Total Billed Rev/CWT ASSET-BASED Daily Tonnage Daily Shipments Total Billed Rev/Shipment Total Weight/Shipment + 5% + 1% O C T O B E R 2 0 2 3 P R E L I M I N ARY Y O Y (1) 1) October 2023 comparisons are to October 2022. - 4% + 4% - 8% + 9%

Key Metrics Q3 2023(1) 9 ASSET-LIGHT(2) O C T O B E R 2 0 2 3 P R E L I M I N ARY Y O Y (4) Daily Revenue 1) Third quarter 2023 comparisons are to third quarter 2022. 2) Asset-Light represents the reportable segment previously named ArcBest. Asset-Light financial results previously included the ArcBest segment and FleetNet, which was sold on February 28, 2023. 3) See non-GAAP reconciliation in the Additional Information section of this presentation. 4) Asset-Light Operating Segment October 2023 comparisons are to October 2022. -19% $419M Revenue -17% per day $3.9M Non-GAAP Operating Loss(3) -$2.0M Adjusted EBITDA(3)

10 BALANCED APPROACH TO CAPITAL ALLOCATION Strong business performance enables ArcBest to reinvest in the business and provide returns to shareholders while maintaining a solid balance sheet and investment-grade credit metrics. Reinvesting in the Business Dividends & Share Repurchases M&A Strategies • Expect 2023 Net Capital Expenditures of $270M - $285M • Part of a multi-year investment plan for equipment, real estate, innovation and technology — structured for cost optimization, revenue growth and enhanced work environment • Increased share repurchase: • YTD’23 share purchases settled as of 10/26/23, including those in a recent 10b5-1 plan, equaled 798,818 shares for $76.8 million • $48.2 million remains available under the current repurchase authorization for future common stock purchases • Currently paying a $0.12/share quarterly dividend • Accelerate progress toward strategic goals by adding capabilities and scale to more effectively serve our customers • Look for strong culture fit, experienced leadership team and a pathway to return

ARCBEST’S CUSTOMER-LED STRATEGY YIELDS RESULTS 11 >5x Revenue per account is over 5X higher on cross-sold accounts >4x Profit per account is over 4X higher on cross-sold accounts 9% Retention rates are 9 percentage points higher on cross-sold accounts >60% Over 60% of our customers who use asset-light services also utilize our asset-based services >75% Over 75% of revenue came from digitally connected customers

Three-Point Strategy Continues to Deliver Shareholder Value & Drive Business Growth 12 1 2 3 ENHANCED SHAREHOLDER VALUE Increase Efficiency Optimize ABF network Drive scale and productivity to improve Asset-Light operating margin Leverage technology Drive Innovation Develop and implement disruptive and game changing innovations Launch new revenue streams Co-create and scale with customers Accelerate Growth Secure new customers Expand with existing customers through market penetration Retain existing customers

13 Note: ArcBest Corporation reports its financial results in accordance with generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures utilized for internal analysis provides analysts, investors, and others the same information that we use internally for purposes of assessing our core operating performance and provides meaningful comparisons between current and prior period results, as well as important information regarding performance trends. Accordingly, using these measures improves comparability in analyzing our performance because it removes the impact of items from operating results that, in management's opinion, do not reflect our core operating performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported results. These financial measures should not be construed as better measurements than operating income, operating cash flow, net income or earnings per share, as determined under GAAP. Reconciliations of GAAP to Non-GAAP Financial Measures (Unaudited) ADDITIONAL INFORMATION

# Reconciliations of GAAP to Non-GAAP Financial Measures
(Unaudited)

1) Represents costs associated with the Vaux freight handling pilot test program at ABF Freight, costs related to our customer pilot offering of Vaux, including human-centered remote operation software, and initiatives to optimize our performance through technological innovation.
2) Represents the amortization of acquired intangible assets in the Asset-Light segment.
3) Represents change in fair value of the contingent earnout consideration recorded for the MoLo acquisition.
4) Represents noncash lease-related impairment charges for a Vaux pilot facility, a service center and office spaces that were made available for sublease.
5) Represents a one-time, noncash charge for enhancements to our nonunion vacation policy which were effective third quarter 2022.
6) Non-GAAP amounts are calculated in total and may not equal the sum of the GAAP amounts and the non-GAAP adjustments due to rounding.
7) Represents recognition of the tax impact for the vesting of share-based compensation.
8) Represents the amounts recorded in third quarter 2022 related to prior periods due to the August 2022 retroactive reinstatement of the alternative fuel tax credit. The amount for the three months ended September 30, 2022, relates to the tax credit for 2021 and the six months ended June 30, 2022.

ArcBest

| **ARCBEST CORPORATION – CONSOLIDATED** | **Three Months Ended** | |
|---|---|---|
| **Millions ($000,000), except per share data** | **9/30/2023** | **9/30/2022** |
| **Operating Income from Continuing Operations** | | |
| **Amounts on a GAAP basis** | **$ 45.1** | **$ 115.3** |
| Innovative technology costs, pre-tax [1] | 14.1 | 10.1 |
| Purchase accounting amortization, pre-tax [2] | 3.2 | 3.2 |
| Change in fair value of contingent consideration, pre-tax [3] | (17.8) | - |
| Lease impairment charges, pre-tax [4] | 30.2 | - |
| Nonunion vacation policy enhancement, pre-tax [5] | - | 2.0 |
| Non-GAAP amounts [6] | $ 74.7 | $ 130.6 |
| **Net Income from Continuing Operations** | | |
| **Amounts on a GAAP basis** | **$ 34.9** | **$ 88.6** |
| Innovative technology costs, after-tax (includes related financing costs) [1] | 10.6 | 7.6 |
| Purchase accounting amortization, after-tax [2] | 2.4 | 2.4 |
| Change in fair value of contingent consideration, after-tax [3] | (13.4) | - |
| Lease impairment charges, after-tax [4] | 22.6 | - |
| Nonunion vacation policy enhancement, after-tax [5] | - | 1.5 |
| Life insurance proceeds and changes in cash surrender value | (0.2) | 0.2 |
| Tax benefit from vested RSUs [7] | (0.2) | (2.4) |
| Tax credits [8] | - | (1.8) |
| Non-GAAP amounts | $ 56.7 | $ 96.1 |
| **Diluted Earnings Per Share from Continuing Operations** | | |
| **Amounts on a GAAP basis** | **$ 1.42** | **$ 3.49** |
| Innovative technology costs, after-tax (includes related financing costs) [1] | 0.43 | 0.30 |
| Purchase accounting amortization, after-tax [2] | 0.10 | 0.09 |
| Change in fair value of contingent consideration, after-tax [3] | (0.55) | - |
| Lease impairment charges, after-tax [4] | 0.92 | - |
| Nonunion vacation policy enhancement, after-tax [5] | - | 0.06 |
| Life insurance proceeds and changes in cash surrender value | (0.01) | 0.01 |
| Tax benefit from vested RSUs [7] | (0.01) | (0.09) |
| Tax credits [8] | - | (0.07) |
| Non-GAAP amounts [6] | $ 2.31 | $ 3.79 |

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# Reconciliations of GAAP to Non-GAAP Financial Measures
## (Unaudited)

1) Adjusted EBITDA is a primary component of the financial covenants contained in ArcBest Corporation's Fourth Amended and Restated Credit Agreement. Management believes Adjusted EBITDA to be relevant and useful information, as EBITDA is a standard measure commonly reported and widely used by analysts, investors, and others to measure financial performance and ability to service debt obligations. Furthermore, management uses Adjusted EBITDA as a key measure of performance and for business planning. However, these non-GAAP financial measures should not be construed as better measurements than operating income, operating cash flow, net income, or earnings per share, as determined under GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported results. Other companies may calculate EBITDA differently; therefore, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
2) Includes amortization of intangibles associated with acquired businesses.
3) Represents change in fair value of the contingent earnout consideration recorded for the MoLo acquisition.
4) Represents noncash lease-related impairment charges for a Vaux pilot facility, a service center and office spaces that were made available for sublease.
5) Represents increase in fair value of our investment in Phantom Auto, the leading provider of human-centered remote operation software, based on observable price changes during second quarter 2023.
6) Asset-Light represents the reportable segment previously named ArcBest. Asset-Light financial results previously included the ArcBest segment and FleetNet, which sold on February 28, 2023.

ArcBest

| CONSOLIDATED ADJUSTED EBITDA [1] | Twelve Months Ended September 30, 2023 |
|---|---|
| | *($ millions)* |
| **Net Income from Continuing Operations** | **$ 129.9** |
| Interest and other related financing costs | 8.9 |
| Income tax provision | 41.0 |
| Depreciation and amortization [2] | 142.6 |
| Amortization of share-based compensation | 11.4 |
| Change in fair value of contingent consideration [3] | 4.7 |
| Lease impairment charges [4] | 30.2 |
| Change in fair value of equity investment [5] | (3.7) |
| Consolidated Adjusted EBITDA | $ 365.0 |

| ASSET-LIGHT [6] ADJUSTED EBITDA [1] | Three Months Ended September 30 2023 | 2022 |
|---|---|---|
| | *($ millions)* | |
| **Operating Income** | **$ (3.7)** | **$ 15.4** |
| Depreciation and amortization [2] | 5.1 | 5.1 |
| Change in fair value of contingent consideration [3] | (17.8) | - |
| Lease impairment charges [4] | 14.4 | - |
| Adjusted EBITDA | $ (2.0) | $ 20.5 |

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# Reconciliations of GAAP to Non-GAAP Financial Measures
(Unaudited)

1) Represents costs associated with the Vaux freight handling pilot test program at ABF Freight. The decision was made to pause the pilot during third quarter 2023, as previously announced.
2) Represents noncash lease-related impairment charges for a Vaux pilot facility, a service center and office spaces that were made available for sublease.
3) Represents a one-time, noncash charge for enhancements to our nonunion vacation policy which were effective third quarter 2022.
4) Non-GAAP amounts are calculated in total and may not equal the sum of the GAAP amounts and the non-GAAP adjustments due to rounding.
5) Asset-Light represents the reportable segment previously named ArcBest. Asset-Light financial results previously included the ArcBest segment and FleetNet, which sold on February 28, 2023.
6) Represents the amortization of acquired intangible assets in the Asset-Light segment.
7) Represents change in fair value of the contingent earnout consideration recorded for the MoLo acquisition.

| | Three Months Ended September 30 | | | | Three Months Ended June 30 | |
|---|---|---|---|---|---|---|
| Millions ($000,000) | 2023 | | 2022 | | 2023 | |
| **ASSET-BASED** | | | | | | |
| **Operating Income** | | | | | | |
| **Amounts on a GAAP basis** | **$ 74.8** | **89.9%** | **$ 109.3** | **86.2%** | **$ 43.3** | **94.0%** |
| Innovative technology costs, pre-tax [1] | 7.3 | (1.0) | 6.1 | (0.8) | 8.3 | (1.1) |
| Lease impairment charges, pre-tax [2] | 0.7 | (0.1) | - | - | - | - |
| Nonunion vacation policy enhancement, pre-tax [3] | - | - | 1.2 | (0.2) | - | - |
| Non-GAAP amounts [4] | $ 82.8 | 88.8% | $ 116.6 | 85.3% | $ 51.7 | 92.8% |
| **ASSET-LIGHT** [5] | | | | | | |
| **Operating Income** | | | | | | |
| **Amounts on a GAAP basis** | **$ (3.7)** | **100.9%** | **$ 15.4** | **97.0%** | | |
| Purchase accounting amortization, pre-tax [6] | 3.2 | (0.8) | 3.2 | (0.6) | | |
| Change in fair value of contingent consideration, pre-tax [7] | (17.8) | 4.3 | - | - | | |
| Lease impairment charges, pre-tax [2] | 14.4 | (3.4) | - | - | | |
| Nonunion vacation policy enhancement, pre-tax [3] | - | - | 0.3 | (0.1) | | |
| Non-GAAP amounts [4] | $ (3.9) | 100.9% | $ 18.9 | 96.3% | | |

ArcBest

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